New York Life Investments ETF Trust

NYLI U.S. Large Cap R&D Leaders ETF
NYLI Global Equity R&D Leaders ETF
(the “Fund”)

Supplement dated June 22, 2026 (“Supplement”) to each Fund’s Prospectus and Summary Prospectus, as supplemented

Important Notice Regarding Change in Investment Policy

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

The Board of Trustees of the New York Life Investments ETF Trust approved changes to the non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 for each of the following Funds, which is expected to go into effect on August 28, 2026:

NYLI U.S. Large Cap R&D Leaders ETF

The Fund’s policy to invest, under normal circumstances, at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of U.S. large-capitalization issuers, will be revised as follows:

The Fund will, under normal circumstances, invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of U.S. large-capitalization issuers determined to be R&D Leaders.

For purposes of compliance with the Fund’s policy, large-capitalization issuers are issuers whose market capitalization is within the range of market capitalizations of issuers included in the NYLIM U.S. Large Cap R&D Leaders Index. An issuer is determined to be an R&D Leader if it is included in the NYLIM U.S. Large Cap R&D Leaders Index.

NYLI Global Equity R&D Leaders ETF

The Fund’s policy to invest, under normal circumstances, at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities, will be revised as follows:

The Fund will, under normal circumstances, invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities determined to be R&D Leaders.

For purposes of compliance with the Fund’s policy, an issuer is determined to be an R&D Leader if it is included in the NYLIM Global Equity R&D Leaders Index.

Investors Should Retain This Supplement For Future Reference

REG-00135-06/26